SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Agreement") is made this 5th day of January 1998, by Vermont Pure Holdings, Ltd., a Delaware corporation with its principal place of business at Route 66, Randolph, Vermont 05061 (the "Debtor") in favor of Vermont Coffee Time, Inc.,a Vermont corporation with its principal place of business at P.O. Box 876, 36 Shunpike Road, Williston, VT 05495 (the "Secured Party").

         To secure the repayment of that certain Promissory Note from Debtor to Secured Party, dated January 5, 1998, in the principal amount of $250,000 (the "Note"), the Debtor hereby agrees as follows:

         Section 1. Definitions. All capitalized terms used herein or in any schedule, exhibit, certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below (unless otherwise defined). Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

         Collateral.      See Section 2.

         Encumbrance. Any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind or nature upon or with respect to any property.

         Event of Default.       See Section 7.

         Uniform Commercial Code. The Uniform Commercial Code as in effect in the State of Vermont.

         Section 2. Grant. To secure the payment and performance of the Note, the Debtor hereby assigns and pledges to the Secured Party all of its rights, title and interest in, and grants to the Secured Party a continuing security interest in, the property described in Schedule A attached hereto, whether now owned or existing or hereafter arising or acquired, any and all substitutions, replacements and accessions thereto, and all proceeds and products of any of the foregoing (collectively, the "Collateral")

         Section 3. Representations, Warranties and Covenants. The Debtor makes the following representations and warranties, and agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Agreement is in effect:

                  3.1      Name, Debtor/Collateral Location, Changes.








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         (a) The name of the Debtor  set forth on the first  page  hereof is the true and correct legal name of the Debtor, and the Debtor has not done business as or used any other name.

         (b) The address of the Debtor set forth on the first page hereof is the Debtor's chief executive office and the place where its business records are kept.

         (C) The Debtor will not change its name, identity or organizational structure or chief executive office or place where its business records are kept, or merge into or consolidate with any other entity, unless the Debtor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by this Agreement.

         3.2 Organization; Good Standing. The Debtor is duly organized, validly existing and in good standing under the laws of the state of its organization and duly qualified and in good standing in every other state in which the nature of its business or properties requires such qualification.

         3.3 Authorization of Agreement, No Consents; No Conflicts. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, corporate or otherwise, and does not and will not (I) require any consent or approval of the stockholders of the Debtor, if any; (ii) contravene the terms of the charter, by-laws or other organizational papers of the Debtor; (iii) violate any applicable law, rule or regulation of any governmental a-ency; (iv) contravene any provision of any agreement, instrument, order or undertaking binding on the Debtor or by which any of its properties are bound or affected; (v) other than as contemplated hereby, result in or require the imposition of any Encumbrance on any of the properties of the Debtor; or
(vi) other than filings required by the Uniform Commercial Code, require the approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

         3.4 O,ownership of Collateral; Absence of Liens and Restrictions. The Debtor is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral, holding good and marketable title to the same free and clear of all Encumbrances except for the security interests granted hereunder or permitted hereby, and has good right and legal authority to assign, deliver, and create a security interest in the Collateral in the manner herein contemplated. The Collateral is genuine and is what it is purported to be. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.

3.5 Priority of Security Interest. This Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices of the Vermont Secretary of State, creates a valid and continuing lien on and perfected security interest in the Collateral

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(except for property  located in the United States in which a security  interest may not be perfected by filing under the Uniform Commercial Code), prior to all other Encumbrances, except a security interest in favor Chittenden Bank, and is enforceable as such against creditors of the Debtor, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property.


         3.6 Further Assurances. Upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor will promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the Uniform Commercial Code.

         Section 4. Defaults. An event of default ("Event of Default") shall exist hereunder if any of the following events or conditions occur:

                  (a) failure to pay the Note when due or perform any  covenant, agreement or obligation contained herein or in any agreement, instrument or other document evidencing, securing or otherwise delivered in connection with the Note (hereinafter, the "Loan Documents");

         (b) failure of any representation or warranty, statement or information herein or in any documents or financial statements delivered or disclosed to the Secured Party in connection with this Agreement or the Note to be true and correct;

         (C) loss, theft or substantial damage of or to the Collateral, or the issuance of an injunction against the Debtor affecting any of the Collateral, which impairment of Collateral remains uncured for more than 90 days;

         (d) default under any instrument constituting, or under any agreement (including without limitation any insurance policy) relating to, any Collateral;

         (e) dissolution, termination of existence, insolvency or business failure of, appointment of a receiver or any other custodian for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, the Debtor or any indorser, guarantor or surety of or for any Obligation.

         Section 5.     Secured Party's Rights and Remedies.

                (a) So long as any Event of Default shall have occurred and is continuing:

         the Secured Party may, at its option, without notice or demand, cause all the Note to become immediately due and payable and take immediate

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         possession  of the  Collateral,  and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which any of the, Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Secured Party;

                  (ii) the Debtor will, upon demand, assemble the Collateral and make it available to the Secured Party at a place and time designated by the Secured Party that is reasonably convenient to both parties;

                  (iii) the Secured Party may collect and receive all income and proceeds in respect of the Collateral and exercise all rights of the Debtor with respect thereto, all without liability except to account for property actually received (but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing);

                  (iv) the Secured Party may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may determine, and the Secured Party may purchase any Collateral at any such sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Debtor prior written notice (which, is given within five days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. The Debtor agrees that upon any such sale the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Debtor. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Debtor shall execute all applications or other instruments as may be required; and

                  (v) in any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, (a) the rights and remedies of a secured party under the Uniform Commercial Code and (b) all of the rights and remedies described in the Loan Documents.

         (b) Prior to any disposition of Collateral pursuant to this Agreement, the Secured Party may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as to make it saleable.


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         (C) The  Secured  Party  shall be  entitled  to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including attorneys' fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Note in such order of priority as the Secured Party shall determine. Any surplus remaining after such application shall be paid to the Debtor or to whomever may be legally entitled thereto, provided that in no event shall the Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds have been received in cash by the Secured Party. The Debtor shall remain liable for any deficiency.

         Section 6. Waivers. The Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Debtor under this Agreement or any other document evidencing the Note. With respect to both the Note and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Note. The Secured Party shall not be deemed to have waived any of its rights with respect to the Note or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of, any right on any future occasion. All rights and remedies of the Secured Party in the Note or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.


Section 7. Expenses. The Debtor shall, on demand, pay or reimburse the Secured Party for all reasonable expenses (including attorneys' fees) incurred or paid by the Secured Party in connection with the enforcement of this Agreement, and any other amounts permitted to, be expended by the Secured Party hereunder, including without limitation such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, priority and value of any security interest created hereby, the collection, sale or other disposition of any of the Collateral or the exercise by the Secured Party of any of the rights conferred upon it hereunder.

Section 8. Notices. Any demand upon or notice to the Debtor that the Secured Party may give shall be effective when delivered by hand, properly deposited in the mails postage prepaid, or sent by telex, answer back received, or electronic facsimile transmission, receipt

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acknowledged,  or delivered to a telegraph company or overnight courier, in each case addressed to the Debtor at the address shown at the beginning of this Agreement. Demands or notices addressed to any other address at which the Secured Party customarily communicates with the Debtor also shall be effective. Any notice by the Debtor to the Secured Party shall be given as aforesaid, addressed to the Secured Party at the address shown at the beginning of this Agreement or such other address as the Secured Party may advise the Debtor in writing.

         Section 9. Successors and Assigns. This Agreement shall be binding upon the Debtor, and its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors and assigns.

         Section 10. General. This Agreement may not be amended or modified except by a writing signed by the Debtor and the Secured Party, nor may the Debtor assign any of its rights hereunder. This Agreement and the terms, covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of the State of Vermont (without giving effect to any conflicts of law provisions contained therein).

         Section 11. Section Headings. Section headings are for convenience of reference only and are not a part of this Agreement.

         Section 12. Partial Invalidity. The invalidity . or unenforceability of any one or more phrases, clauses or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of it.








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                 IN WITNESS WHEREOF,  the Debtor has caused this Agreement to be duly executed as an instrument under seal as of the date first written above.

        IN THE PRESENCE OF:                          VERMONT COFFEE TIME, INC.


                  Witness:  Amy Berger, President



        STATE OF VERMONT
        CHITTENDEN COUNTY, SS.

                 At Burlington in said County, this 5th day of January, 1998, personally appeared Amy Berger, the President and duly authorized agent of Vermont Coffee Time, Inc. and she acknowledged this instrument, by her subscribed, to be her free act and deed and the free act and deed of Vermont Coffee Time, Inc.



                                At Burlington in said County, this 5th  day  of
                                        January,  1998, personally appeared duly
                                        authorized   agent   of   Vermont   Pure
                                        Holdings, Ltd., and he
        acknowledged this instrument, by him subscribed, to be his free act and deed and the free act and deed of said Vermont Pure Holdings, Ltd.

                         Before me:\S\
                                       Notary Public
                          My commission expires: 2/1/99

In the Presence of:                 Vermont Pure Holdings, Ltd.
\S\Bruce MacDonald                     By:\S\Timothy Fallon
   Witness                             Timothy G. Fallon, President

State of Vermont
Chitterden County, SS.

     At Burlington, in said County, this 5th day of January, 1998, personally appeared ___________, duly authorized agent of Vermont Pure Holdings, Ltd., and he acknowledged this instrument, by him subscribed, to be his free act and deed and the free act and deed of said Vermont Pure Holdings, Ltd.

                    Before me:
                              Notary Public
                    My commission expires: 2/1/99

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                                   SCHEDULE A

                                       to
                               SECURITY AGREEMENT
                              dated January 5, 1998
                         of VERMONT PURE HOLDINGS, LTD.
The items listed below constitute "Collateral" under the Security Agreement:

All tangible and intangible personal property, including, without limitation, all Inventory, General Intangibles, Equipment, Machinery, Accounts, Furniture, Furnishings, Fixtures and Vehicles now owned or hereafter


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acquired  by Secured  Party in  connection  with the  business  of  selling  and distributing coffee, water and related products, and renting cooler and dispenser equipment for home and office customers, including all assets acquired by Secured Party from Debtor under the Asset Purchase Agreement, dated as of December 19, 1997 and all products and proceeds thereof and accessions thereto.








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